UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 7, 2024
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DOCGO INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39618	85-2515483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 West 35th Street, Floor 6, New York, New York		10001
(Address of principal executive offices)		(Zip Code)

(844) 443-6246
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	DCGO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

DocGo Inc. (the “Company”) recently identified a cybersecurity incident involving certain of the Company’s systems. Promptly after detecting unauthorized activity, the Company took steps to contain and respond to the incident, including launching an investigation, with assistance from leading third-party cybersecurity experts, and notifying relevant law enforcement.

As part of its investigation, the Company has determined that the threat actor accessed and acquired data, including certain protected health information, from a limited number of healthcare records within the Company’s U.S.-based ambulance transportation business, and that no other business lines have been involved. In addition, although the investigation is ongoing, as of the date of this Current Report on Form 8-K (this “Report”), the Company has found no evidence of continued unauthorized activity on its systems and has contained the incident. The Company has started the process of providing notifications as required by applicable law.

To date, the cybersecurity incident has not had a material impact on the Company’s operations, and the Company currently does not expect that the cybersecurity incident will have a material impact on its overall financial condition or on its ongoing results of operations.

Cautionary Note Regarding Forward-Looking Statements

This Report may contain forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning the Company. All statements other than statements of historical fact are forward-looking, including, but not limited, to statements regarding the impact from the cybersecurity incident, the scope of the investigation and the Company’s possible or assumed future actions, business strategies, plans and goals. These statements may be identified by words such as “may”, “will”, “expect”, “intend”, “plan”, “potential”, “believe”, “seek”, “could”, “estimate”, “judgment”, “targeting”, “should”, “anticipate”, “predict” “project”, “aim”, “goal”, “outlook”, “guidance”, and similar words, phrases or expressions. These forward-looking statements are based on management’s current expectations and beliefs, as well as assumptions made by, and information currently available to, management, and current market trends and conditions. Forward-looking statements inherently involve risks and uncertainties, many of which are beyond the Company’s control, and which may cause actual results to differ materially from those contained in the Company’s forward-looking statements. Accordingly, you should not place undue reliance on such statements. Potential risks and uncertainties that could cause the actual results of the Company’s operations or financial condition to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: the Company’s ongoing assessment of the impacts of the cybersecurity incident; the Company’s ongoing assessment and investigation of the incident, including the Company’s potential discovery of additional information related to the incident in connection with its investigation or otherwise; the impact of the cybersecurity incident on the Company’s relationships with customers, partners, employees and regulators; legal, reputational and financial risks resulting from the cybersecurity incident; the extent of available insurance coverage; any regulatory inquiries and/or litigation filed in connection with this incident and associated costs; the Company’s ability to service its customers following the issue and any change in customer behavior as a result of the issue; the scope of personal information that was accessed or obtained by the unauthorized third party and the negative consequences of the illegal or improper use of such information by the unauthorized third party, such as fines, penalties, or loss of reputation, competitiveness or customers; and that any future, or still undetected, cybersecurity related incident, whether an attack, disruption, intrusion, denial of service, theft or other breach could result in unauthorized access to, or disclosure of, data, resulting in claims, costs and reputational harm that could negatively affect our actual results of operations or financial condition; and other risks detailed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and Quarterly Reports on Form 10-Q as well as any subsequent filings with the Securities and Exchange Commission, including Forms 8-K filed or furnished with the SEC. The forward-looking statements in this document speak only as of the date of this Report. The Company undertakes no intent or obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCGO INC.

By:	/s/ Ely D. Tendler
Name:	Ely D. Tendler
Title:	General Counsel and Secretary

Date: May 7, 2024

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